UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 7, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                          0-22624               05-0473908
       Delaware                          1-11432               05-0475617
       Delaware                          1-11436               22-3182164
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(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)          Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                             19061
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

(b) On April 7, 2006, K. Douglas Ralph, Executive Vice President and Chief Financial Officer, of Foamex International Inc. (the "Company") resigned by mutual agreement with the Company, with such resignation being effective on May 12, 2006. The Company has commenced a search for a successor.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 10, 2006

                            FOAMEX INTERNATIONAL INC.


                            By:      /s/ Gregory J. Christian
                                     ---------------------------------------
                            Name:    Gregory J. Christian
                            Title:   Executive Vice President, General
                                     Counsel and Chief Restructuring Officer


                            FOAMEX L.P.
                            By:      FMXI, INC.,
                                     its Managing General Partner

                            By:      /s/ Gregory J. Christian
                                     ---------------------------------------
                            Name:    Gregory J. Christian
                            Title:   Executive Vice President, General
                                     Counsel and Chief Restructuring Officer


                            FOAMEX CAPITAL CORPORATION

                            By:      /s/ Gregory J. Christian
                                     ---------------------------------------
                            Name:    Gregory J. Christian
                            Title:   Vice President and Secretary